Exhibit 31.4

CERTIFICATION PURSUANT TO RULE 13a-14(a) UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

 I, Michael Shuler, certify that:

1.	I have reviewed this report on Form 10-K/A of Trinity Capital Corporation; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 1, 2017	/s/ Michael Shuler
Michael Shuler
Interim Chief Financial Officer